                                                                      Exhibit 23


                        Consent of Independent Auditors


We consent to the incorporation by reference in the Registration Statement (Form S-3 No. 333-45105) of Union Tank Car Company and in the related Prospectus and Prospectus Supplement of our report dated March 11, 1998 with respect to the consolidated financial statements of Union Tank Car Company included in the Annual Report (Form 10-K) for the year ended December 31, 1997.


                                       ERNST & YOUNG LLP


Chicago, Illinois
March 23, 1998

                                     -47-